SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                               ___________________


                                   Form 8-K/A

                                (AMENDMENT NO. 1)

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                 March 31, 1995

                               ___________________


                               HOWELL CORPORATION

             (Exact name of registrant as specified in its charter)


                                    Delaware
                         (State or other jurisdiction of
                         incorporation or organization)



               1-8704                             74-1223027
     (Commission File Number)        (I.R.S. Employer Identification No.)



     1111 Fannin, Suite 1500, Houston, Texas           77002
     (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code:  (713) 658-4000

The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated March 31, 1995, and filed on April 17, 1995, as set forth in the pages attached hereto.

Item 7.  Financial Statements and Exhibits

(a)  Financial statements of businesses acquired.

An index of historical financial statements of businesses acquired included in this current report is presented on page 3.

(b)  Pro forma financial information

An index of pro forma financial information included in this current report is presented on page 3.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                HOWELL CORPORATION
                                (Registrant)


Date:  May 25, 1995             By     /s/ Paul W. Funkhouser
                                       Paul W. Funkhouser
                                       President and Chief Operating Officer

                               Howell Corporation
                          Current Report on Form 8-K/A
                         Index to Financial Information


                                                                     Page
I.   Predecessor Operations of Certain Crude Oil Pipeline
       Businesses of Exxon Pipeline Company

     Report of Independent Accountants                                  4

     Statement of Revenues and Direct Operating Expenses                5

     Notes to the Statement of Revenues and Direct Operating Expenses   6

II.  Unaudited Pro Forma Consolidated Statements of Earnings

     Introduction                                                       7

     Unaudited Pro Forma Consolidated Statement of Earnings
       for the Year Ended December 31, 1994                             8

     Unaudited Pro Forma Consolidated Statement of Earnings
       for the Three Months Ended March 31, 1995                        9

     Notes to Unaudited Pro Forma Consolidated Statements of Earnings   10

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Stockholders of Exxon Pipeline Company and Howell Crude Oil Company

We have audited the accompanying statement of revenues and direct operating expenses of the Pipeline Systems (as described in Note 1 of this statement) for each year in the three-year period ended December 31, 1994. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statement reflects the revenues and direct operating expenses of the Pipeline Systems and was prepared as described in Note 2 and is not intended to be a complete presentation of the revenues and expenses of the Pipeline Systems.

In our opinion, the statement audited by us presents fairly, in all material respects, the revenues and direct operating expenses of the Pipeline Systems (and was prepared as described in Note 2 to the statement) for each year in the three-year period ended December 31, 1994 in conformity with generally accepted accounting principles.




PRICE WATERHOUSE LLP

Houston, Texas
May 25, 1995

                              THE PIPELINE SYSTEMS

               STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
                            (in thousands of dollars)


                                                                           Three months ended
                                                 Year ended December 31,         March 31,
                                             ----------------------------  ------------------
                                               1994      1993       1992      1995      1994
                                               ----      ----       ----      ----      ----
                                                                 (unaudited)
Revenues:
     Trunk                                    $15,889   $13,103   $16,350    $4,195    $3,248
     Gathering                                  2,775     2,338     2,630       626       597
                                              -------   -------   -------    ------    ------
     Total                                     18,664    15,441    18,980     4,821     3,845

Direct operating expenses:
     Pipeline salaries and wages                1,391     1,511     1,508       336       339
     Other pipeline expenses                    3,202     3,062     3,091       525       517
     Major maintenance projects                 1,911       897       883        17        78
                                              -------   -------   -------    ------    ------
     Total                                      6,504     5,470     5,482       878       934
                                              -------   -------   -------    ------    ------

Excess of revenues over
  direct operating expenses                   $12,160    $9,971   $13,498    $3,943    $2,911
                                              =======   =======   =======    ======    ======


The accompanying notes are an integral part of this statement.

                              THE PIPELINE SYSTEMS

NOTES TO THE STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

NOTE 1 - THE PIPELINE SYSTEMS

Effective March 31, 1995, Howell Crude Oil Company purchased certain domestic oil pipeline systems from Exxon Pipeline Company (EPC) which are commonly referred to as the Texas System, the Mississippi System and the Jay System (collectively, the Pipeline Systems) for approximately $64 million. The Pipeline Systems cover territory in Central Texas and the Texas Gulf Coast, Mississippi, Louisiana, Alabama and Florida. EPC is subject to regulation by the Federal Energy Regulatory Commission (FERC) and conducts its business in accordance with the relevant FERC requirements.

NOTE 2 - BASIS OF PRESENTATION

During the periods presented, the Pipeline Systems were not accounted for as a separate entity. Certain costs, such as depreciation and amortization, general and administrative expenses, interest expense and corporate taxes, were not allocated to the Pipeline Systems. Accordingly, full separate financial statements prepared in accordance with generally accepted accounting principles do not exist and are not practicable to obtain in these circumstances.

The statement of revenues and direct operating expenses (the Statement) was derived from the historical accounting records of the seller. Such information is presented on the accrual basis of accounting. Revenue is recognized upon delivery. Trunk revenues include net inventory gains and losses. Depreciation and amortization, allocated general and administrative expenses, interest expense and corporate income taxes are not components of direct operating expenses and are therefore not included in the Statement. Accordingly, the
Statement is not intended to present financial position and results of operations in accordance with generally accepted accounting principles.

The revenues and direct operating expenses for the periods ended March 31, 1995 and 1994 presented in the Statement have not been audited by independent accountants; however, in the opinion of management, the amounts present fairly EPC's revenues and direct operating expenses for the three-month periods ended March 31, 1995 and 1994.

NOTE 3 - RELATED PARTY

EPC is a wholly-owned subsidiary of Exxon Corporation (Exxon). As a result, numerous transactions routinely occur in the normal course of business between
EPC and its parent. Salaries and wages in the Statement include certain retirement, health and welfare, life and other such benefits. EPC participates in Exxon benefit plans and pays the costs associated with benefits provided to EPC employees and annuitants. Exxon is also a major customer of the Pipeline Systems. See Note 4.

NOTE 4 - MAJOR CUSTOMERS

During 1994, revenue from Exxon accounted for 38% of total revenue while two other individual customers accounted for 37% and 18% of total revenue. During 1993, revenue from Exxon accounted for 28% of total revenue while two other individual customers accounted for 39% and 20% of total revenue. During 1992, revenue from Exxon accounted for 31% of total revenue while two other individual customers accounted for 32% and 14% of the revenue.

                               HOWELL CORPORATION
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS



INTRODUCTION

The following Unaudited Pro Forma Consolidated Statements of Earnings for the year ended December 31, 1994, and the three-month period ended March 31, 1995 (the "Pro Forma Consolidated Statements of Earnings") give effect to the acquisition of the Pipeline Systems and the related assumptions and adjustments described in the notes to the Pro Forma Consolidated Statements of Earnings.

The Pro Forma Consolidated Statements of Earnings are based upon the historical audited and unaudited consolidated statements of earnings of Howell Corporation and the operations historically included in the Pipeline Systems and should be read in conjunction with the audited consolidated financial statements and notes thereto included in Howell's Annual Report on Form 10-K for the year ended December 31, 1994, the unaudited consolidated financial statements and notes thereto included in Howell's Quarterly Report on Form 10-Q for the three months ended March 31, 1995, and the audited and unaudited financial statements and notes thereto of the Pipeline Systems included in this current report.

The  Pro  Forma Consolidated Statements of Earnings for the year ended  December
31, 1994, and the three-month period ended March 31, 1995, were prepared assuming that the acquisition of the Pipeline Systems was consummated as of the beginning of each period presented. The Pro Forma Consolidated Statements of Earnings have been prepared based upon assumptions deemed appropriate by Howell and may not be indicative of actual results.

                               HOWELL CORPORATION
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                      For the Year Ended December 31, 1994
                      (in thousands, except per share data)

                                                       Historical
                                                  ---------------------
                                                             Acquired     Pro
                                                   Howell    Pipeline     Forma        Pro
                                                 Corporation  Systems  Adjustments    Forma
                                                 -----------  -------  -----------    -----

Revenues                                          $448,952    $18,664    $1,386 (a)  $469,002
                                                  --------    -------    ------      --------
Costs and expenses:
     Products including operating expenses         431,783      6,504     4,076 (b)   442,363
     Selling, general and administrative expenses   10,992          -     1,982 (c)    12,974
                                                  --------    -------    ------      --------
                                                   442,775      6,504     6,058       455,337
                                                  --------    -------    ------      --------
Other income (expense):
     Interest expense                               (2,237)         -    (4,345)(d)   (6,582)
     Interest income                                   131          -         -           131
     Other, net                                        180          -         -           180
                                                  --------    -------    ------      --------
                                                    (1,926)         -    (4,345)      (6,271)
                                                  --------    -------    ------      --------
Earnings from operations before income taxes         4,251     12,160    (9,017)        7,394
Provision for income taxes                           1,368          -     1,172 (e)     2,540
                                                  --------    -------    ------      --------
Net earnings                                        $2,883    $12,160  $(10,189)       $4,854
                                                  ========    =======    ======      ========

Weighted average shares outstanding                  4,837                              4,837
                                                  ========                           ========

Net earnings per common share                        $0.10                              $0.50
                                                  ========                           ========


See Notes to Unaudited Pro Forma Consolidated Statements of Earnings.

                               HOWELL CORPORATION
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                    For the Three Months Ended March 31, 1995
                      (in thousands, except per share data)


                                                      Historical
                                                ---------------------
                                                             Acquired     Pro
                                                  Howell     Pipeline    Forma          Pro
                                                Corporation   Systems Adjustments      Forma
                                                ----------   -------- -----------    --------

Revenues                                          $151,516    $ 4,821   $   347 (a)  $156,684
                                                  --------    -------   -------      --------
Costs and expenses:
     Products including operating expenses         146,823        878     1,019 (b)   148,720
     Selling, general and administrative expenses    2,856          -       496 (c)     3,352
                                                  --------    -------   -------      --------
                                                   149,679        878     1,515       152,072
                                                  --------    -------   -------      --------
Other income (expense):
     Interest expense                                 (627)         -    (1,424)(d)    (2,051)
     Interest income                                    43          -             -        43
     Other, net                                         (4)         -             -        (4)
                                                  --------    -------   -------      --------
                                                      (588)         -    (1,424)       (2,012)
                                                  --------    -------   -------      --------
Earnings from operations before income taxes         1,249      3,943    (2,592)        2,600
Provision for income taxes                             417          -       504 (e)       921
                                                  --------    -------   -------      --------
Net earnings                                      $    832    $ 3,943   $(3,096)     $  1,679
                                                  ========    =======   =======      ========

Weighted average shares outstanding                  4,837                              4,837
                                                  ========                           ========

Net earnings per common share                     $   0.05                           $   0.22
                                                  ========                           ========


See Notes to Unaudited Pro Forma Consolidated Statements of Earnings.

                               HOWELL CORPORATION
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS
                    For the Year Ended December 31, 1994 and
                   the Three-Month Period Ended March 31, 1995

1.   BASIS OF PRESENTATION

The Unaudited Pro Forma Consolidated Statements of Earnings for the year ended December 31, 1994, and the three-month period ended March 31, 1995, are presented as if the combination occurred at the beginning of each period presented. The Unaudited Pro Forma Consolidated Statements of Earnings may not necessarily be indicative of the results which would have resulted if the combination had been in effect on the date or for the periods indicated or which may result in the future.

2.   PRO FORMA ADJUSTMENTS - STATEMENTS OF EARNINGS

The pro forma adjustments to the unaudited statements of earnings reflect the following:

(a)  Revenues - The Company has entered into a lease with Exxon Pipeline Company
(EPC) under which EPC will rent tankage for a minimum of one year.

(b)  Operating Expenses.

      1. Depreciation and amortization - The adjustment reflects the pro forma depreciation and amortization expense based upon the allocation of the purchase price.

      2. Rent expense - The Company has entered into an agreement to rent certain tankage from EPC.

(c) General and administrative expenses - The adjustment reflects the incremental costs the Company expects to incur for general and administrative functions, including administrative personnel costs, additional property and casualty insurance costs, state franchise taxes and consulting services.

(d) Interest expense - The adjustment for interest expense reflects (i) interest computed on pro forma average debt balances using the average London Interbank Offered Rate ("LIBOR") in effect during the respective time periods, as adjusted for the margin over LIBOR applicable to the credit agreements, and
(ii) the amortization of financing costs. The effective LIBOR used was 6.4% and 8.5% for the 1994 annual period and 1995 three-month period, respectively.

(e) Income taxes - The adjustment for income taxes represents the tax effect applicable to the Pipeline Systems and the foregoing pro forma adjustments computed at the 34% federal income tax rate in effect during the time periods presented. An adjustment for estimated applicable state income taxes is also included.